SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):             April 24, 2003
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                             The CattleSale Company
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             (Exact name of registrant as specified in its charter)
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       Delaware                  001-07636                   74-1605174
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(State or Other Jurisdiction  (Commission File Number) (IRS Employer
 of Incorporation)                                      Identification No.)

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    9901 IH-10 West, Suite 800, San Antonio, Texas           78230-2292
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       (Address of Principal Executive Offices)               (Zip Code)
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Registrant's telephone number, including area code: 210-558-2898
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Item 9.           Regulation FD Disclosure

        On February 25, 2003, The CattleSale Company (the "Company') acquired 100% of the limited liability company interests in each of CS Livestock Commissions Co., LLC and CS Auction Production Co., LLC. In connection with the acquisition, the Company prepared combined pro forma projections for the Company for fiscal years 2003 through 2006. On April 24, 2003, this internal information was furnished by the Company to a securities industry professional. It is set forth below.

                      Profit and Loss Internal Projections
                            For the years 2003 - 2006
                               ($'s in thousands)


                                               2003             2004              2005             2006

Total Revenue                                 $52,935          $251,093         $412,740          $664,060
Gross Profit                                     $373            $3,872           $6,111            $9,904
Selling, general and administrative            $2,000            $2,367           $2,589            $2,676
Net income (loss)                             $(1,627)           $1,505           $3,522            $7,228


        The information in this Current Report on Form 8-K shall be deemed "furnished" and not deemed "filed" for purposes of the Securities Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any registration statement or any other Company filing under the Securities Act of 1933, as amended.

         This Current Report on Form 8-K contains forward-looking statements about the business, financial condition and prospects of the Company. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including without limitation, the risks associated with entering into a new line of business, changes in product demand, the reliability of the internet, changes in competition, economic conditions, new product development, changes in tax and other governmental rules and regulations applicable to the Company, and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, and in many cases, the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this Current Report on Form 8-K, the words "believes," "estimates," "plans," "expects," and "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              The CattleSale Company
                                                    (Registrant)
Date:  April 24, 2003

                                              By:  /s/ Phillip P. Krumb
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                                                       Phillip P. Krumb
                                                       Chief Financial Officer